                       Securities and Exchange Commission
                             Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: July 8, 1998
                    Capita Equipment Receivables Trust 1996-1

              A New York        Commission File        I.R.S Employer
              Corporation       NO. 333-08645         No. 13-7097632

                          c/o AT&T Capital Corporation
                    44 Whippany Road. Morristown, NJ 07962
                         Telephone Number (973) 397-3000

Item 5.   Other Events

Capita Equipment Receivables Trust 1996-1
Monthly Servicing Report

Determination Date:         July 8, 1998      Payment Date:   July 15, 1998
Collection Period:          June 30, 1998


I. Information Regarding the Contracts

        1.      Contract Pool Principal Balance
                a.      Beginning of Collection Period                   $1,203,866,978.09
                b.      End of Collection Period                         $1,130,983,133.41
                c.      Reduction for Collection Period                  $   72,883,844.68
        2.      Delinquent Scheduled Payments
                a.      Beginning of Collection Period                   $   31,002,918.31
                b.      End of Collection Period                         $   26,917,278.75
        3.      Liquidated Contracts
                a.      Number of Liquidated Contracts                                 742
                        with respect to Collection Period
                b.      Required Payoff Amounts of Liquidated Contracts  $    4,674,925.52
                c.      Total Reserve for Liquidation Expenses           $           --
                d.      Total Liquidation Proceeds Received(1)           $    1,418,124.26
                e.      Liquidation Proceeds Allocated to Owner Trust    $    1,188,304.14
                f.      Liquidation Proceeds Allocated to Depositor      $      229,820.12
                g.      Current Realized Losses                          $    3,486,621.38
        4.      Prepaid Contacts
                a.      Number of Prepaid Contracts with respect                     1,849
                        to Collection Period
                b.      Required Payoff Amounts of Prepaid Contracts     $    9,511,089.27
        5.      Purchased Contracts (by TCC)
                a.      Number of Contracts Purchased by TCC with                        0
                        respect to Collection Period
                b.      Required Payoff Amounts of Purchased Contracts   $           --

        6.      Delinquency Status of Contracts (End of Collection Period)

                                                                       % of Aggregate
                       Number of     % of       Aggregate Required     Required Payoff
                       Contracts   Contracts      Payoff Amounts           Amounts
                       ---------   ---------    ------------------     ---------------
a.      Current         124,108       92.19%   1,071,628,294.82              92.55%
b.      31-60 days        4,983        3.70%      45,194,267.93               3.90%
c.      61-90 days        2,340        1.74%      15,903,484.80               1.37%
d.      91-120 days       1,329        0.99%       8,866,808.00               0.77%
e.      120+ days         1,857        1.38%      16,307,556.61               1.41%
f.      Total           134,617      100.00%   1,157,900,412.16             100.00%

7. Historical Delinquency Experience with Respect to Contracts

                   % of                  % of                   % of                  % of
                 Aggregate             Aggregate              Aggregate             Aggregate
              Required Payoff       Required Payoff        Required Payoff       Required Payoff
                  Amounts               Amounts                Amounts               Amounts

Collection
 Periods     31-60 Days Past Due   61-90 Days Past Due   91-120 Days Past Due  120+ Days Past Due
----------   -------------------   -------------------   --------------------  ------------------

6/30/98           3.90%                  1.37%                   0.77%             1.41%
5/31/98           4.46%                  1.51%                   0.80%             1.41%
4/30/98           4.47%                  1.54%                   0.98%             1.25%
3/31/98           3.85%                  1.61%                   0.98%             1.12%
2/28/98           6.83%                  2.00%                   0.79%             1.09%
1/31/98           4.39%                  1.21%                   0.65%             0.94%
12/31/97          3.50%                  1.25%                   0.54%             0.85%
11/30/97          2.78%                  0.42%                   0.24%             0.16%
10/31/97          3.64%                  1.07%                   0.45%             0.73%
9/30/97           3.21%                  0.95%                   0.48%             0.82%
8/31/97           3.58%                  0.95%                   0.50%             0.80%
7/31/97           3.11%                  0.90%                   0.53%             0.78%
6/30/97           3.53%                  0.90%                   0.57%             0.69%
5/31/97           3.06%                  0.99%                   0.58%             0.63%
4/30/97           2.99%                  1.08%                   0.47%             0.64%
3/31/97           3.73%                  0.96%                   0.46%             0.61%
2/28/97           3.70%                  0.97%                   0.55%             0.55%
1/31/97           3.27%                  0.97%                   0.49%             0.40%
12/31/96          4.10%                  0.96%                   0.39%             0.20%
11/30/96          3.49%                  0.83%                   0.34%             0.00%
10/31/96          2.90%                  0.64%                   0.01%             0.01%


8. Historical Loss Experience With Respect to Contracts

                                       Collection     3 Collection    6 Collection Periods    Cumulative Since
                                         Period      Periods Ending         Ending              Cut-off Date
                                        June-98         June-98             June-98
                                       ----------    --------------   --------------------    ----------------
a.      Number of Liquidated               742           2,267               5,377                14,248
        Contracts
b.      Number of Liquidated              0.264%         0.808%              1.916%               5.077%
        Contracts as a Percentage
        of Initial Contracts
c.      Required Payoff Amounts of      4,674,926      14,618,089         27,687,179            82,303,234
        Liquidated Contracts
d.      Liquidation Proceeds Allocated  1,188,304       4,117,174          7,844,370            15,616,700
        to Owner Trust
e.      Aggregate Current Realized      3,486,621      10,500,915         19,842,810            66,686,534
        Losses
f.      Aggregate Current Realized        0.109%         0.330%              0.623%               2.094%
        Losses as a Percentage of
        Cut-off Date Contract Pool
        Principal Balance

II.       Information Regarding the Securities

        1.      Summary of Balance Information

                                       Principal Balance as of   Class Factor as of   Principal Balance as    Class Factor as of
              Class            Coupon      July 15, 1998            July 15, 1998      of June 15, 1998          June 15, 1998
                                Rate       Payment Date             Payment Date         Payment Date            Payment Date
              ------           ------  -----------------------   ------------------   --------------------    ------------------
a.      Class A-1 Notes       5.6000%         $0.00                   0.00000                $0.00              0.00000
b.      Class A-2 Notes       5.9500%         $0.00                   0.00000                $0.00              0.00000
c.      Class A-3 Notes       6.1100%    $  483,521,083.17            0.73372          $  560,490,567.40        0.85052
d.      Class A-4 Notes       6.2800%    $  400,220,000.00            1.00000          $  400,220,000.00        1.00000
e.      Class B Notes         6.5700%    $  178,500,000.00            1.00000          $  178,500,000.00        1.00000
f.      Equity Certificates   6.7500%    $   95,659,329.00            0.75021          $   95,659,329.00        0.75021
g.      Total                   N.A.     $1,157,900,412.17            0.36352          $1,234,869,896.40        0.38769


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,157,900,412.16 and the CCA Balance is $117,395,929.44.


2.      Monthly Principal Amount
        a.      Principal Balance of Notes and Equity Certificates
                (End of Prior Collection Period)                                         $1,234,869,896.40
        b.      Contract Pool Principal Balance (End of Collection Period)               $1,130,983,133.41
        c.      Monthly Principal Amount                                                 $  103,886,762.99
3.      Gross Collections
        a.      Scheduled Payments Received                                              $   72,014,742.57
        b.      Liquidation Proceeds Allocated to Owner Trust                            $    1,188,304.14
        c.      Required Payoff Amounts of Prepaid Contracts                             $    9,511,089.27
        d.      Required Payoff Amounts of Purchased Contracts                           $           --
        e.      Proceeds of Clean-up Call                                                $           --
        f.      Investment Earnings on Collection Account and Note Distribution Account  $      223,838.24
        g.      Extension Fees Allocated to Owner Trust                                  $        4,678.36
        h.      Total Gross Collections (sum of (a) through (g))                         $   82,942,652.58
4.      Determination of Available Funds
        a.      Total Gross Collections                                                  $   82,942,652.58
        b.      Withdrawal from Cash Collateral Account                                  $    1,744,546.79
        c.      Total Available Funds                                                    $   84,687,199.37

5. Application of Available Funds

                       Item              Amount       Remaining Available Funds
                       ----              ------       -------------------------

a.      Total Available Funds                                   84,687,199.37
b.      Servicing Fee                  1,254,028.10             83,433,171.27
c.      Interest on Notes:
        i)          Class A-1 Notes            0.00             83,433,171.27
        ii)         Class A-2 Notes            0.00             83,433,171.27
        iii)        Class A-3 Notes    2,853,831.14             80,579,340.13
        iv)         Class A-4 Notes    2,094,484.67             78,484,855.46
        v)          Class B Notes        977,287.50             77,507,567.96
d.      Interest on Equity               538,083.73             76,969,484.23
        Certificates
e.      Principal of Notes and
        Equity Certificates:
        i)          Class A-1 Notes            0.00             76,969,484.23
        ii)         Class A-2 Notes            0.00             76,969,484.23
        iii)        Class A-3 Notes   76,969,484.23                      0.00
        iv)         Class A-4 Notes            0.00                      0.00
        v)          Class B Notes              0.00                      0.00
        vi)         Equity Certificates        0.00                      0.00
f.      Deposit to Cash                        0.00                      0.00
        Collateral Account
g.      Amount to be applied in                0.00                      0.00
        accordance with CCA
        Loan Agreement
h.      Balance, if any, to Equity             0.00                      0.00
        Certificates

III. Information Regarding the Cash Collateral Account

1.      Balance Reconciliation

                                                                         July 15, 1998
                                Item                                      Payment Date
                                ----                                     --------------
        a.      Available Cash Collateral Amount (Beginning)             127,312,276.56
        b.      Deposits to Cash Collateral Account                           0.00
        c.      Withdrawals from Cash Collateral Account                   1,744,546.79
        d.      Releases of Cash Collateral Account Surplus                8,171,800.33
                (Excess, if any of (a) plus (b) minus (c) over (f))
        e.      Available Cash Collateral Amount (End)                   117,395,929.44
                (Sum of (a) plus (b) minus (c) minus (d))
        f.      Requisite Cash Collateral Amount                         117,395,929.44
        g.      Cash Collateral Account Shortfall                             0.00
                (Excess, if any, of (f) over (e))
2.              Calculation of Requisite Cash Collateral Amount
        a.      For Payment Dates from, and including, the
                November 1996 Payment Date  to,
                and including, the October 1997 Payment Date
                1) Initial Cash Collateral Amount                        207,040,000.00
        b.      For Payment Dates from, and including, the
                November 1997 Payment Date until
                the Final Payment Date, the sum of
                1) 8% of the Contract Pool Principal Balance              90,478,650.67
                2) The Aggregate Principal Balance of the Notes           26,917,278.76
                 and the Equity Certificate Balance less the
                 Contract Pool Principal Balance
                3) Total ((1) plus (2))                                  117,395,929.44
        c.      Floor equal to the lesser of
                1) 2% of Cut-Off Date Contract Pool Principal
                Balance ($63,704,600); and                                63,704,600.00
                2) the Aggregate Principal Balance of the Notes
                and the Equity Certificate Balance
        d.      Requisite Cash Collateral Amount                         117,395,929.44
3.              Calculation of Cash Collateral Account Withdrawals
        a.      Interest Shortfalls                                           0.00
        b.      Principal Deficiency Amount                                1,744,546.79
        c.      Principal Payable at Stated Maturity Date of
                Class of Notes or Equity Certificates                         0.00
        d.      Total Cash Collateral Account Withdrawals                  1,744,546.79

IV.        Information Regarding Distributions on Securities

       Distribution            Class A-1       Class A-2       Class A-3
          Amounts                Notes           Notes           Notes
       -------------           ---------       ---------      -------------
1. Interest Due                $       -       $       -      $ 2,853,831.14
2. Interest Paid               $       -       $       -      $ 2,853,831.14
3. Interest Shortfall          $       -       $       -      $        -
((1) minus (2))
4. Principal Paid              $       -       $       -      $76,969,484.23
5. Total Distribution Amount   $       -       $       -      $79,823,315.37
((2) plus (4))

     Distribution              Class A-4        Class B         Equity
       Amounts                    Notes          Notes        Certificates      Totals
     ------------              ---------        -------       ------------      ------
1. Interest Due              $2,094,484.67    $977,287.50     $538,083.73   $ 6,463,687.03
2. Interest Paid             $2,094,484.67    $977,287.50     $538,083.73   $ 6,463,687.03
3. Interest Shortfall        $        -       $      -        $      -      $         -
((1) minus (2))
4. Principal Paid            $       (0.00)   $      -        $      -      $76,969,484.23
5. Total Distribution Amount $2,094,484.67    $977,287.50     $538,083.73   $83,433,171.26
((2) plus (4))


V.           Information Regarding Other Pool Characteristics

                                                As of End of          As of End of
                      Item                        June-98               May-98
                                              Collection Period     Collection Period
                      ----                    -----------------     -----------------
1.      Original Contract Characteristics
        a.      Original Number of Contracts     280,634                  N.A.
        b.      Cut-Off Date Contract Pool     3,185,229,329              N.A.
                Principal Balance
        c.      Original Weighted Average       38.6 months               N.A.
                Remaining Term
        d.      Weighted Average                56.1 months               N.A.
                Original Term
2.      Current Contract Characteristics
        a.      Number of Contracts               134,617              141,562
        b.      Average Contract                 8,401.49              8,504.17
                Principal Balance
        c.      Weighted Average                    27.6                  28.0
                Remaining Term

VI.     Capita Equipment Receivables Trust 1996-1 Prepayment Schedule

                                  Since Issue
               Period                 CPR
               ------             -----------
                0       Oct-96
                1       Nov-96      10.866%
                2       Dec-96       7.964%
                3       Jan-97       8.606%
                4       Feb-97       8.254%
                5       Mar-97       7.615%
                6       Apr-97       7.211%
                7       May-97       8.268%
                8       Jun-97       7.752%
                9       Jul-97       7.784%
                10      Aug-97       7.781%
                11      Sep-97       7.506%
                12      Oct-97       7.348%
                13      Nov-97       7.346%
                14      Dec-97       6.629%
                15      Jan-98       6.741%
                16      Feb-98       7.251%
                17      Mar-98       6.870%
                18      Apr-98       7.200%
                19      May-98       7.072%
                20      Jun-98       6.870%
                21      Jul-98       7.232%


VII.    Purchased, Liquidated and Paid Contracts

        A computer listing of all purchased, liquidated and paid contracts has been provided to the Indenture Trustee.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita
     Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a
     Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on July 15, 1998.

  This Certificate shall; constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T Capital Corporation

                                 Glenn A. Votek
                                 ---------------
                                 Glenn A. Votek

                     Executive Vice President and Treasurer